                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)        FEBRUARY 23, 2006
                                                     ---------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           1-13953                                     65-0773649
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  (Commission File Number)                  (IRS Employer Identification No.)

            7500 GRACE DRIVE
           COLUMBIA, MARYLAND                                     21044
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ANNUAL INCENTIVE COMPENSATION PLAN TARGETED AWARDS

            On February 23, 2006, the Board of Directors of Grace approved 2006 annual incentive compensation award targets for the executive officers and other management employees. The targets for the executive officers (other than Mr.
Festa whose annual incentive compensation award is governed by his employment agreement) range from 65% to 78% of base salary and may not exceed twice these amounts. In order to achieve the targeted awards, Grace's 2006 pretax operating income, after certain adjustments, must be 8% higher than 2005 pretax operating income. No awards will be earned if 2006 pretax operating income is less then
80% of 2005 pretax operating income.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                      W. R. GRACE & CO.
                                                  ------------------------------
                                                         (Registrant)

                                               By    /s/ Mark A. Shelnitz
                                                  ------------------------------
                                                        Mark A. Shelnitz
                                                            Secretary

Dated:  February 28, 2006